UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

                                 BlackRock Total Emerging Markets Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd

Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2017

Date of reporting period: 10/31/2017

Item 1 – Report to Stockholders

OCTOBER 31, 2017

ANNUAL REPORT

BlackRock FundsSM

➢	BlackRock Total Emerging Markets Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended October 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big political surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. In contrast, closely watched elections in France, the Netherlands, and Australia countered the isolationist and nationalist political developments in the U.K. and the United States.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. Consequently, longer-term U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and further interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing short-term interest rates three times and setting expectations for additional interest rate increases. The Fed also began reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. In October 2017, the Fed reduced its $4.5 trillion balance sheet by only $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of debt issued by their respective governments, which is a structural pressure point that limits their capacity to deliver additional monetary stimulus. In October 2017, the ECB announced plans to cut the amount of its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus until the inflation rate rises to its target of 2.0%.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

While escalating tensions between the United States and North Korea and our nation’s divided politics are significant concerns, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

High valuations across most assets have laid the groundwork for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017, particularly in emerging markets. In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.10%	23.63%
U.S. small cap equities (Russell 2000® Index)	8.01	27.85
International equities (MSCI Europe, Australasia, Far East Index)	10.74	23.44
Emerging market equities (MSCI Emerging Markets Index)	16.14	26.45
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.49	0.72
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	0.15	(2.98)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.58	0.90
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.22	1.80
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.44	8.92
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of October 31, 2017	BlackRock Total Emerging Markets Fund

Investment Objective

BlackRock Total Emerging Markets Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended October 31, 2017, the Fund underperformed its custom blended benchmark, MSCI Emerging Markets Index (60%) (“MSCI EM” or the “equity benchmark”)/JPMorgan Emerging Markets Bond Index Plus (40%) (“EMBI+” or the “fixed income benchmark”).

What factors influenced performance?

•	The Fund’s underweight positions in large Asian technology stocks such as Alibaba, Co. Ltd., Tencent, Co. Ltd. and Samsung Co., Ltd., all of which were boosted by better-than-expected earnings, detracted from results in the equity portfolio. The Fund’s underweight positions in these stocks were the result of their diminishing quality measures — such as increases in external financing for operations — as well as their elevated valuations versus their sector peers.

•	The Fund’s relative performance was also pressured by a shortfall in its bond portfolio. Although emerging market debt produced a gain in the period, the Fund did not fully keep pace with the fixed-income benchmark since its focus on higher-quality, hard-currency bonds was out of step with a market in which lower-quality securities outperformed. Specifically, underweight positions in Brazil and Turkey were a source of underperformance as investors continued to favor yield over quality.

•	The Fund’s stock selection model performed well across its fundamental, sentiment and macroeconomic strategies. Fundamental strategies, which evaluate stocks using relative valuation and quality measures, led performance. A quality-based strategy that identifies a company’s efficient use of assets in generating cash flows was additive, particularly in the industrials sector in China and India. Additionally, the Fund’s strategy that seeks to identify value by comparing top-line sales and earnings performed well in energy and materials. Macro thematic strategies also added value, led by a signal that strives to identify industries that are important to specific local economies but are underrepresented in the corresponding equity markets. As growth expectations increased, this signal was particularly effective in Turkish industrials and consumer discretionary stocks in Poland and Brazil. Additionally, the Fund’s strategies that seek to capture sentiment and the preferences of informed market participants were additive, as they helped position the portfolio for the backdrop of improving global growth. The investment adviser’s preference for lower-volatility stocks was a further contributor.

•	The Fund uses total return swaps (a simple form of derivatives) to gain exposure to certain emerging equity markets. Since derivatives are used as a means to achieve exposure to these markets in a more efficient manner than investing directly in equities, they do not have an effect on relative performance. The Fund also uses forward interest rates swaps to achieve local currency exposure in its positions in local currency bonds. Since derivatives require less cash to achieve sufficient exposure than investing in the underlying instruments, the Fund held a significant weighting in cash. Given that the Fund achieved its desired exposures through the use of derivatives, the cash position had no material impact on performance.

Describe recent portfolio activity.

•	As the improvement in the global economy pushed stocks steadily higher, the investment adviser sought to allocate to market segments where it identified value. Within the equity allocation, the Fund increased its weightings in Brazil, Turkey and Russia, while reducing its positions in India, Taiwan and South Korea.

•	In its bond portfolio, the Fund continued to invest in local currency issues to capture their above-average yields. The Fund raised its weighting in this area by adding to local currency debt in Indonesia.

Describe portfolio positioning at period end.

•	On the equity side, the Fund was overweight in the Brazilian consumer staples and Russian materials sectors, and it had broader overweight positions in China and Turkey.

•	In fixed income, the investment adviser reduced the portfolio’s duration (interest-rate sensitivity) in response to the backdrop of rising interest rates. Within the hard currency bond allocation, the Fund maintained overweight positions in higher-quality issuers such as Poland and China. Conversely, it was underweight in Russia and Venezuela. The Fund also held positions in local currency bonds in Mexico, Poland and Taiwan.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2017 (continued)	BlackRock Total Emerging Markets Fund

Total Return Based on a $10,000 Investment

(a)	Commencement of operations.
(b)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(c)	Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in equity and debt instruments and related derivative instruments issued by, or tied economically to, companies or other issuers located in emerging markets.
(d)	A customized weighted index comprised of the returns of the MSCI Emerging Markets Index (60%) and the JPMorgan Emerging Markets Bond Index Plus (40%). The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets and consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. JPMorgan Emerging Markets Bond Index Plus is a market capitalization-weighted index that tracks returns for actively traded external debt instruments in emerging markets.

Performance Summary for the Period Ended October 31, 2017

		Average Annual Total Returns (e)
		1 Year		Since Inception (f)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	8.48%	14.49%	N/A	3.09%	N/A
Investor A	8.43	14.25	8.25%	2.82	1.58%
Investor C	8.08	13.39	12.39	2.08	2.08
MSCI Emerging Markets Index (60%)/JPMorgan Emerging Markets Bond Index Plus (40%)	10.47	17.41	N/A	4.17	N/A
MSCI Emerging Markets Index	16.14	26.45	N/A	4.02	N/A
JPMorgan Emerging Markets Bond Index Plus	2.34	4.83	N/A	3.98	N/A

(e)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees.
(f)	The Fund commenced operations on May 16, 2013.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (05/01/17)	Ending Account Value (10/31/17)	Expenses Paid During the Period (a)	Beginning Account Value (05/01/17)	Ending Account Value (10/31/17)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,084.80	$4.47	$1,000.00	$1,020.92	$4.33	0.85%
Investor A	$1,000.00	$1,084.30	$5.78	$1,000.00	$1,019.66	$5.60	1.10%
Investor C	$1,000.00	$1,080.80	$9.70	$1,000.00	$1,015.88	$9.40	1.85%

(a)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on Page 7 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of October 31, 2017 (continued)	BlackRock Total Emerging Markets Fund

Portfolio Information as of October 31, 2017

PORTFOLIO COMPOSITION

Percent of Total Investments
Short-Term Securities	48%
Foreign Government Obligations	45
Foreign Agency Obligations	5
Corporate Bonds	2

GEOGRAPHIC ALLOCATION

	Percentage of Total Investments (a)
	Long	Short		Total
China	14%	—	(b)	14%
Brazil	7	—		7
Turkey	7	—		7
Mexico	6	—		6
South Africa	6	—		6
South Korea	6	—		6
Indonesia	5	—		5
Argentina	4	—		4
Hong Kong	4	—		4
Philippines	4	—		4
Russia	4	—		4
Taiwan	4	—		4
Colombia	3	—		3
Hungary	3	—		3
Lithuania	3	—		3
United States	3	—		3
Brazilian	2	—		2
Chile	2	—		2
Panama	2	—		2
Poland	2	—		2
Romania	2	—		2
Thailand	2	—		2
Other(c)	5	—		5
Total	100%	—		100%

(a)	Total investments include the gross notional values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities.
(b)	Represents less than 1% of total investments.
(c)	Includes holdings within countries representing 1% or less of long-term investments. Please refer to the Consolidated Schedule of Investments for such countries.

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•	Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on page 5 assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges:

(a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on page 5 (which is based on a hypothetical investment of $1,000 invested on May 1, 2017 and held through October 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES	7

Consolidated Schedule of Investments October 31, 2017	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Corporate Bonds

United States — 2.1%
3M Co., 3.13%, 9/19/46	USD	100	$91,121
Amazon.com, Inc.:
4.80%, 12/05/34		100	115,308
4.95%, 12/05/44		300	351,773
Apple, Inc.:
4.50%, 2/23/36		100	113,958
3.45%, 2/09/45		100	95,111
4.38%, 5/13/45		200	219,817
3.85%, 8/04/46		100	101,135
4.25%, 2/09/47		100	107,227
Bristol-Myers Squibb Co., 4.50%, 3/01/44		100	111,156
Charming Light Investments Ltd., 3.75%, 9/03/19		200	203,286
Cisco Systems, Inc., 5.50%, 1/15/40		200	257,408
Exxon Mobil Corp.:
3.57%, 3/06/45		150	149,923
4.11%, 3/01/46		100	108,906
General Electric Co.:
6.88%, 1/10/39		190	273,778
4.50%, 3/11/44		200	219,086
Goldman Sachs Group, Inc.:
6.25%, 2/01/41		200	264,666
4.80%, 7/08/44		100	111,667
HSBC Holdings PLC:
6.50%, 5/02/36		150	194,803
6.80%, 6/01/38		100	135,637
6.10%, 1/14/42		100	134,673
Intel Corp.:
4.80%, 10/01/41		200	236,408
4.25%, 12/15/42		100	108,310
4.10%, 5/19/46		100	106,491
International Business Machines Corp.:
5.88%, 11/29/32		50	63,637
5.60%, 11/30/39		75	94,228
4.70%, 2/19/46		100	115,267
Johnson & Johnson:
4.38%, 12/05/33		300	341,319
4.50%, 9/01/40		200	229,383
Merck & Co., Inc.:
3.60%, 9/15/42		100	99,639
4.15%, 5/18/43		150	163,253
Microsoft Corp.:
3.50%, 2/12/35		75	76,555
4.10%, 2/06/37		300	328,012
4.50%, 10/01/40		150	170,288
3.50%, 11/15/42		100	97,925
3.75%, 2/12/45		100	101,402
4.45%, 11/03/45		225	256,240
3.70%, 8/08/46		100	100,401
Morgan Stanley:
6.38%, 7/24/42		100	135,806
4.38%, 1/22/47		200	212,405
NIKE, Inc.:
3.88%, 11/01/45		75	76,363
3.38%, 11/01/46		100	93,848
Oracle Corp.:
3.85%, 7/15/36		200	209,145
5.38%, 7/15/40		100	125,311
4.13%, 5/15/45		300	315,651
PepsiCo, Inc.:
4.25%, 10/22/44		100	107,403
3.45%, 10/06/46		400	380,136

Security		Par (000)	Value
United States (continued)
Pfizer, Inc.:
7.20%, 3/15/39	USD	150	$228,167
4.40%, 5/15/44		125	138,626
Procter & Gamble Co., 5.55%, 3/05/37		24	31,588
Visa, Inc., 4.15%, 12/14/35		300	327,551
Wal-Mart Stores, Inc.:
6.50%, 8/15/37		300	424,023
5.63%, 4/01/40		75	99,017
4.00%, 4/11/43		100	107,116
Walt Disney Co., 4.13%, 6/01/44		200	212,536

Total Corporate Bonds — 2.1%			9,273,889

Foreign Agency Obligations

Australia — 0.0%
CNOOC Curtis Funding No. 1 Pty Ltd., 4.50%, 10/03/23		200	216,642

British Virgin Islands — 0.8%
1MDB Global Investments Ltd., 4.40%, 3/09/23		1,000	960,765
China Great Wall International Holdings III Ltd., 2.63%, 10/27/21		200	196,617
Minmetals Bounteous Finance BVI Ltd., 4.75%, 7/30/25		200	216,920
Sinochem Overseas Capital Co. Ltd.:
3.25%, 4/29/19		200	202,387
4.50%, 11/12/20		100	105,760
Sinopec Group Overseas Development 2012 Ltd., 4.88%, 5/17/42		200	226,731
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23		200	215,971
Sinopec Group Overseas Development 2015 Ltd., 2.50%, 4/28/20		200	200,250
Sinopec Group Overseas Development 2016 Ltd.:
2.13%, 5/03/19		200	199,377
2.00%, 9/29/21		200	195,422
SPIC 2016 US Dollar Bond Co. Ltd., 3.00%, 12/06/21		200	202,323
State Grid Overseas Investment 2013 Ltd., 3.13%, 5/22/23		200	202,395
State Grid Overseas Investment 2016 Ltd., 2.88%, 5/18/26		400	392,419

			3,517,337
Cayman Islands — 0.1%
Amber Circle Funding Ltd., 3.25%, 12/04/22		200	203,718
Three Gorges Finance I Cayman Islands Ltd., 3.70%, 6/10/25		200	207,411

			411,129
Chile — 1.6%
Banco del Estado de Chile, 4.13%, 10/07/20		100	104,942
Bonos del Banco Central de Chile en UF, 3.00%, 3/01/22	CLP	3,049,696	5,143,546
Corp. Nacional del Cobre de Chile:
4.50%, 9/16/25	USD	200	215,393
6.15%, 10/24/36		400	499,218
5.63%, 10/18/43		200	244,862
Empresa de Transporte de Pasajeros Metro SA, 4.75%, 2/04/24		400	433,965
Empresa Nacional del Petroleo, 4.38%, 10/30/24		200	209,311

			6,851,237

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
China — 0.1%
China Development Bank Corp.:
2.50%, 10/09/20	USD	200	$200,202
3.00%, 6/01/26		200	196,957

			397,159
Hungary — 0.1%
Magyar Export-Import Bank Zrt, 4.00%, 1/30/20		200	205,680
MFB Magyar Fejlesztesi Bank Zrt, 6.25%, 10/21/20		200	220,328

			426,008
Indonesia — 0.3%
Pertamina Persero PT, 6.00%, 5/03/42		200	228,889
Perusahaan Penerbit SBSN Indonesia III:
3.40%, 3/29/22		200	203,900
4.35%, 9/10/24		400	421,200
4.55%, 3/29/26		300	318,000

			1,171,989
Kazakhstan — 0.1%
Development Bank of Kazakhstan JSC, 4.13%, 12/10/22		200	203,002
KazMunayGas National Co. JSC:
7.00%, 5/05/20		200	218,134
5.75%, 4/19/47		200	201,000

			622,136
Malaysia — 0.3%
Petroliam Nasional Bhd, 7.63%, 10/15/26		300	403,256
Petronas Capital Ltd.:
5.25%, 8/12/19		100	105,197
3.13%, 3/18/22		300	306,368
7.88%, 5/22/22		350	427,939

			1,242,760
Mexico — 1.5%
Mexican Udibonos CPI-Linked, 4.50%, 12/04/25	MXN	107,600	6,068,846
Petroleos Mexicanos:
3.50%, 7/23/20		300	304,320
6.88%, 8/04/26		200	224,700
6.75%, 9/21/47		100	103,070

			6,700,936
Netherlands — 0.1%
Kazakhstan Temir Zholy Finance BV, 6.95%, 7/10/42	USD	200	223,832
Majapahit Holding BV, 7.88%, 6/29/37		100	135,630

			359,462
Peru — 0.1%
Corp. Financiera de Desarrollo SA, 4.75%, 7/15/25		200	215,000
Petroleos del Peru SA, 4.75%, 6/19/32		200	204,440

			419,440
Philippines — 0.1%
Power Sector Assets & Liabilities Management Corp.:
7.25%, 5/27/19		200	214,900
7.39%, 12/02/24		100	128,782

			343,682
South Africa — 0.1%
Eskom Holdings SOC Ltd.:
6.75%, 8/06/23		200	204,500
7.13%, 2/11/25		200	204,653
Transnet SOC Ltd., 4.00%, 7/26/22		200	194,611

			603,764

Total Foreign Agency Obligations — 5.3%			23,283,681

Security		Par (000)	Value
Foreign Government Obligations
Argentine Republic Government International Bond:
6.25%, 4/22/19	USD	2,300	$2,408,100
6.88%, 4/22/21		1,800	1,962,000
5.63%, 1/26/22		800	840,000
7.50%, 4/22/26		4,150	4,689,500
6.88%, 1/26/27		1,600	1,744,000
6.63%, 7/06/28		500	530,750
8.28%, 12/31/33		2,938	3,422,186
7.13%, 7/06/36		350	376,425
2.50%, 12/31/38		1,400	1,005,900
7.63%, 4/22/46		2,600	2,912,000
Brazilian Government International Bond:
4.88%, 1/22/21		2,200	2,350,700
4.25%, 1/07/25		2,500	2,537,500
6.00%, 4/07/26		840	931,980
7.13%, 1/20/37		500	597,250
5.63%, 1/07/41		2,400	2,432,400
5.00%, 1/27/45		400	370,153
5.63%, 2/21/47		500	509,500
Chile Government International Bond, 3.13%, 1/21/26		600	613,500
Colombia Government International Bond:
7.38%, 3/18/19		400	428,000
11.75%, 2/25/20		430	521,375
4.38%, 7/12/21		750	795,000
2.63%, 3/15/23		1,000	981,000
4.00%, 2/26/24		1,000	1,041,000
8.13%, 5/21/24		650	823,875
4.50%, 1/28/26		1,200	1,278,600
3.88%, 4/25/27		1,400	1,409,100
7.38%, 9/18/37		1,000	1,320,000
6.13%, 1/18/41		1,700	2,000,900
5.63%, 2/26/44		1,200	1,336,800
5.00%, 6/15/45		1,800	1,851,750
Export-Import Bank of China:
2.00%, 4/26/21		200	196,075
3.63%, 7/31/24		200	208,568
Export-Import Bank of Malaysia Bhd, 2.48%, 10/20/21		200	198,780
Hungary Government International Bond:
6.25%, 1/29/20		1,700	1,842,327
6.38%, 3/29/21		1,550	1,734,063
5.38%, 2/21/23		1,574	1,762,880
5.75%, 11/22/23		2,100	2,413,753
5.38%, 3/25/24		2,378	2,703,101
7.63%, 3/29/41		800	1,233,600
4.13%, 1/15/25		800	837,963
4.75%, 1/08/26		2,000	2,180,388
4.35%, 1/08/27		1,200	1,272,503
8.50%, 10/12/35		300	448,865
7.75%, 1/17/38		1,300	1,856,864
5.25%, 1/17/42		1,200	1,343,693
6.75%, 1/15/44		1,500	2,013,792
5.13%, 1/15/45		1,200	1,331,605
5.95%, 1/08/46		200	247,352
5.25%, 1/08/47		400	451,591
Indonesia Government International Bond:
4.88%, 5/05/21		1,800	1,935,090
3.75%, 4/25/22		1,000	1,039,254
3.38%, 4/15/23		400	406,378
5.88%, 1/15/24		1,800	2,066,634
7.00%, 5/15/27	IDR	47,300,000	3,545,102

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Kazakhstan Government International Bond:
3.88%, 10/14/24	USD	200	$206,550
5.13%, 7/21/25		200	222,296
4.88%, 10/14/44		200	207,851
Lithuania Government International Bond:
7.38%, 2/11/20		4,450	4,973,231
6.13%, 3/09/21		5,071	5,679,520
6.63%, 2/01/22		3,300	3,857,674
Malaysia Sovereign Sukuk Bhd:
3.04%, 4/22/25		200	202,740
3.18%, 4/27/26		250	255,450
4.24%, 4/22/45		200	217,180
Mexico Government International Bond:
5.75%, 10/12/10		1,500	1,571,250
5.13%, 1/15/20		420	449,400
3.50%, 1/21/21		250	260,750
3.63%, 3/15/22		1,000	1,042,000
4.00%, 10/02/23		1,950	2,042,625
3.60%, 1/30/25		1,800	1,822,500
4.13%, 1/21/26		1,800	1,875,600
4.15%, 3/28/27		1,600	1,663,200
7.50%, 4/08/33		200	273,400
6.75%, 9/27/34		1,030	1,336,425
6.05%, 1/11/40		1,550	1,815,050
4.75%, 3/08/44		2,460	2,452,620
5.55%, 1/21/45		1,350	1,510,650
4.60%, 1/23/46		1,300	1,270,100
4.35%, 1/15/47		1,000	941,500
Panama Government International Bond:
4.00%, 9/22/24		200	213,200
3.75%, 3/16/25		600	626,400
7.13%, 1/29/26		950	1,220,750
8.88%, 9/30/27		400	579,000
3.88%, 3/17/28		700	731,500
9.38%, 4/01/29		880	1,322,200
6.70%, 1/26/36		1,300	1,716,000
4.30%, 4/29/53		200	205,000
Peruvian Government International Bond:
7.35%, 7/21/25		1,150	1,504,200
4.13%, 8/25/27		850	931,600
6.55%, 3/14/37		900	1,210,500
5.63%, 11/18/50		1,550	1,956,100
Philippine Government International Bond:
8.38%, 6/17/19		550	608,166
4.00%, 1/15/21		1,300	1,372,233
4.20%, 1/21/24		1,200	1,313,674
5.50%, 3/30/26		1,000	1,189,020
9.50%, 2/02/30		1,150	1,823,610
7.75%, 1/14/31		1,225	1,762,194
6.38%, 1/15/32		400	523,550
6.38%, 10/23/34		900	1,205,564
5.00%, 1/13/37		1,000	1,179,914
3.95%, 1/20/40		1,200	1,238,910
3.70%, 3/01/41		1,200	1,194,092
3.70%, 2/02/42		400	398,305
Poland Government International Bond:
6.38%, 7/15/19		1,077	1,158,383
5.13%, 4/21/21		1,850	2,019,778
5.00%, 3/23/22		2,768	3,043,416
3.00%, 3/17/23		1,250	1,276,530
4.00%, 1/22/24		1,950	2,089,378
3.25%, 4/06/26		450	460,457

Security		Par (000)	Value
Republic of South Africa Government International Bond:
6.88%, 5/27/19	USD	520	$552,964
5.50%, 3/09/20		900	951,750
5.88%, 5/30/22		400	436,418
4.67%, 1/17/24		990	1,003,060
5.88%, 9/16/25		1,900	2,025,305
4.88%, 4/14/26		800	795,187
4.30%, 10/12/28		1,300	1,202,500
5.38%, 7/24/44		400	376,317
5.00%, 10/12/46		400	355,886
Romanian Government International Bond:
6.75%, 2/07/22		1,980	2,283,894
4.38%, 8/22/23		1,200	1,283,832
4.88%, 1/22/24		1,200	1,318,519
6.13%, 1/22/44		938	1,189,765
Russian Foreign Bond - Eurobond:
5.00%, 4/29/20		300	317,249
4.50%, 4/04/22		200	213,234
4.88%, 9/16/23		800	870,173
4.75%, 5/27/26		400	422,224
7.50%, 3/31/30		665	782,705
5.63%, 4/04/42		1,000	1,102,920
Turkey Government International Bond:
7.00%, 3/11/19		177	186,381
7.00%, 6/05/20		1,500	1,624,530
5.63%, 3/30/21		500	527,035
5.13%, 3/25/22		400	414,949
6.25%, 9/26/22		900	976,766
3.25%, 3/23/23		450	424,287
5.75%, 3/22/24		1,400	1,474,222
7.38%, 2/05/25		1,200	1,375,651
4.25%, 4/14/26		200	188,900
4.88%, 10/09/26		1,700	1,660,104
6.00%, 3/25/27		3,500	3,686,200
11.88%, 1/15/30		300	467,042
6.88%, 3/17/36		780	859,030
6.75%, 5/30/40		200	217,500
6.00%, 1/14/41		700	699,821
4.88%, 4/16/43		1,300	1,120,998
6.63%, 2/17/45		1,800	1,922,443
Ukraine Government International Bond:
7.75%, 9/01/21		600	640,524
7.75%, 9/01/24		600	628,918
7.75%, 9/01/27		600	618,047
Uruguay Government International Bond:
4.38%, 10/27/27		300	324,300
7.88%, 1/15/33		200	283,500
7.63%, 3/21/36		150	211,875
4.13%, 11/20/45		200	197,000
5.10%, 6/18/50		200	214,500
Venezuela Government International Bond:
7.00%, 12/01/18		300	186,750
7.75%, 10/13/19		1,430	668,525
6.00%, 12/09/20		345	135,413
12.75%, 8/23/22		1,532	674,080
9.00%, 5/07/23		750	256,875
8.25%, 10/13/24		755	254,813
7.65%, 4/21/25		490	162,925
11.75%, 10/21/26		1,616	658,520
9.25%, 9/15/27		1,480	543,900
9.25%, 5/07/28		600	198,000
11.95%, 8/05/31		2,115	851,288

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Foreign Government Obligations
Venezuela Government International Bond:
9.38%, 1/13/34	USD	575	$194,063
7.00%, 3/31/38		550	178,750

Total Foreign Government Obligations — 44.0%			192,906,978

Total Long-Term Investments — 51.4% (Cost — $224,485,779)			225,464,548

Security	Shares	Value

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.93%(a)(b)(c)	209,172,307	$209,172,307

Total Short-Term Securities — 47.7% (Cost — $209,172,307)		209,172,307

Total Investments — 99.0% (Cost — $433,658,086)		434,636,855
Other Assets Less Liabilities — 1.0%		4,326,522

Net Assets — 100.0%		$438,963,377

(a)	Annualized 7-day yield as of period end.
(b)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(c)	During the year ended October 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 10/31/16	Net Activity	Shares Held at 10/31/17	Value at 10/31/17	Income	Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	94,106,229	115,066,078	209,172,307	$209,172,307	$765,130	$349	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts
SGX Nifty 50 Index	751	11/15/17	$15,589	$167,216

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
IDR	129,000,000,000	USD	9,436,723	BNP Paribas S.A.	12/14/17	$36,586
USD	5,379,746	CLP	3,358,000,000	BNP Paribas S.A.	12/14/17	106,063
USD	13,487,034	IDR	178,743,660,000	JPMorgan Chase Bank N.A.	12/14/17	360,725
USD	70,808	MXN	1,300,000	Barclays Bank PLC	12/14/17	3,484
USD	6,665,720	MXN	119,580,000	JPMorgan Chase Bank N.A.	12/14/17	472,940
CLP	322,928,000	USD	506,792	JPMorgan Chase Bank N.A.	12/20/17	310
EUR	1,293,287	CHF	1,484,000	Citibank N.A.	12/20/17	18,187
EUR	1,358,200	CHF	1,567,000	Citibank N.A.	12/20/17	10,537
EUR	1,815,190	CHF	2,076,000	Citibank N.A.	12/20/17	32,430
EUR	2,576,472	CHF	2,954,000	Citibank N.A.	12/20/17	38,655
EUR	1,678,041	CHF	1,923,000	Credit Suisse International	12/20/17	26,104
EUR	4,759,952	CHF	5,444,000	Deutsche Bank AG	12/20/17	84,913
EUR	776,957	CHF	888,000	HSBC Bank USA N.A.	12/20/17	14,476
EUR	1,448,381	CHF	1,681,000	JPMorgan Chase Bank N.A.	12/20/17	1,225
EUR	622,395	HUF	191,084,000	BNP Paribas S.A.	12/20/17	10,606
EUR	370,090	HUF	114,154,000	Citibank N.A.	12/20/17	4,315
EUR	503,816	HUF	154,907,000	Credit Suisse International	12/20/17	7,728
EUR	2,227,519	NOK	20,711,000	Citibank N.A.	12/20/17	63,105
EUR	968,869	NOK	9,102,000	Credit Suisse International	12/20/17	15,966
EUR	450,535	NOK	4,261,000	Deutsche Bank AG	12/20/17	3,935

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Forward Foreign Currency Exchange Contracts  (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	631,468	NOK	5,958,000	HSBC Bank USA N.A.	12/20/17	$7,257
EUR	1,989,666	NOK	18,714,000	JPMorgan Chase Bank N.A.	12/20/17	30,073
EUR	959,511	SEK	9,188,000	BNP Paribas S.A.	12/20/17	19,986
EUR	3,575,822	SEK	34,100,000	Citibank N.A.	12/20/17	91,378
EUR	582,687	SEK	5,555,000	Deutsche Bank AG	12/20/17	15,089
EUR	1,636,974	SEK	15,871,000	Deutsche Bank AG	12/20/17	10,636
EUR	841,370	SEK	8,118,000	HSBC Bank USA N.A.	12/20/17	10,182
EUR	3,935,172	SEK	37,788,000	HSBC Bank USA N.A.	12/20/17	69,274
EUR	4,107,051	SEK	39,386,000	HSBC Bank USA N.A.	12/20/17	78,588
EUR	1,948,373	USD	2,271,739	Citibank N.A.	12/20/17	4,064
EUR	2,014,000	USD	2,348,020	HSBC Bank USA N.A.	12/20/17	4,438
EUR	21,627	USD	25,216	JPMorgan Chase Bank N.A.	12/20/17	45
EUR	3,935,000	USD	4,587,313	JPMorgan Chase Bank N.A.	12/20/17	8,975
GBP	143,241	USD	189,059	Citibank N.A.	12/20/17	1,470
GBP	376,000	USD	495,444	HSBC Bank USA N.A.	12/20/17	4,685
GBP	196,759	USD	259,696	JPMorgan Chase Bank N.A.	12/20/17	2,020
GBP	685,000	USD	905,058	JPMorgan Chase Bank N.A.	12/20/17	6,082
INR	56,875,000	USD	868,586	JPMorgan Chase Bank N.A.	12/20/17	5,999
PLN	2,212,000	EUR	514,181	Citibank N.A.	12/20/17	7,243
PLN	5,393,000	EUR	1,254,158	Citibank N.A.	12/20/17	17,013
PLN	5,574,000	EUR	1,295,872	Citibank N.A.	12/20/17	18,025
PLN	9,591,000	EUR	2,238,693	Credit Suisse International	12/20/17	20,587
PLN	1,537,000	EUR	355,447	Deutsche Bank AG	12/20/17	7,170
PLN	16,665,000	EUR	3,894,992	Deutsche Bank AG	12/20/17	29,799
PLN	3,398,000	EUR	797,442	HSBC Bank USA N.A.	12/20/17	2,277
SGD	859,000	USD	629,790	JPMorgan Chase Bank N.A.	12/20/17	649
THB	27,445,000	USD	823,408	JPMorgan Chase Bank N.A.	12/20/17	2,874
TWD	56,186,000	USD	1,864,972	JPMorgan Chase Bank N.A.	12/20/17	4,831
USD	557,237	AUD	711,000	BNP Paribas S.A.	12/20/17	13,326
USD	358,293	AUD	458,000	Citibank N.A.	12/20/17	7,926
USD	543,234	AUD	693,000	HSBC Bank USA N.A.	12/20/17	13,093
USD	910,430	AUD	1,188,000	JPMorgan Chase Bank N.A.	12/20/17	1,616
USD	1,217,689	BRL	3,844,000	JPMorgan Chase Bank N.A.	12/20/17	49,529
USD	3,549,419	CAD	4,311,000	Credit Suisse International	12/20/17	206,173
USD	2,530,685	CAD	3,067,000	Deutsche Bank AG	12/20/17	152,179
USD	582,324	CAD	728,000	HSBC Bank USA N.A.	12/20/17	17,749
USD	1,080,253	CAD	1,392,000	JPMorgan Chase Bank N.A.	12/20/17	736
USD	3,362,404	CAD	4,209,000	JPMorgan Chase Bank N.A.	12/20/17	98,260
USD	4,028,769	CAD	4,917,000	JPMorgan Chase Bank N.A.	12/20/17	215,561
USD	2,408,342	CLP	1,507,381,000	Credit Suisse International	12/20/17	41,263
USD	656,214	CLP	410,462,000	JPMorgan Chase Bank N.A.	12/20/17	11,655
USD	3,822,999	CLP	2,400,117,000	JPMorgan Chase Bank N.A.	12/20/17	54,034
USD	59,058	COP	174,005,000	JPMorgan Chase Bank N.A.	12/20/17	2,114
USD	640,210	COP	1,900,042,000	JPMorgan Chase Bank N.A.	12/20/17	18,412
USD	1,643,704	COP	4,863,719,000	JPMorgan Chase Bank N.A.	12/20/17	52,027
USD	3,107,394	EUR	2,624,000	BNP Paribas S.A.	12/20/17	42,423
USD	824,410	EUR	687,000	Citibank N.A.	12/20/17	21,958
USD	1,195,445	EUR	1,014,000	Citibank N.A.	12/20/17	11,040
USD	2,797,825	EUR	2,357,000	Citibank N.A.	12/20/17	44,724
USD	86,487	EUR	73,000	Deutsche Bank AG	12/20/17	1,219
USD	3,684,634	EUR	3,104,000	HSBC Bank USA N.A.	12/20/17	58,998
USD	4,874,250	EUR	4,116,000	HSBC Bank USA N.A.	12/20/17	66,544
USD	468,022	GBP	345,000	BNP Paribas S.A.	12/20/17	9,127
USD	400,547	GBP	299,000	Citibank N.A.	12/20/17	2,838
USD	2,157,855	GBP	1,586,000	Citibank N.A.	12/20/17	48,266
USD	431,254	GBP	324,000	Credit Suisse International	12/20/17	292
USD	132,460	GBP	98,000	HSBC Bank USA N.A.	12/20/17	2,108
USD	875,329	GBP	651,000	HSBC Bank USA N.A.	12/20/17	9,414
USD	143,560	IDR	1,925,861,000	JPMorgan Chase Bank N.A.	12/20/17	2,233
USD	1,792,663	INR	115,948,000	BNP Paribas S.A.	12/20/17	9,694
USD	1,953,227	INR	126,199,000	BNP Paribas S.A.	12/20/17	12,626
USD	4,516,518	INR	292,842,000	JPMorgan Chase Bank N.A.	12/20/17	13,395
USD	5,926,044	INR	382,615,000	JPMorgan Chase Bank N.A.	12/20/17	42,452

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Forward Foreign Currency Exchange Contracts  (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	787,802	JPY	86,793,000	Citibank N.A.	12/20/17	$22,710
USD	935,770	JPY	103,657,000	Citibank N.A.	12/20/17	22,020
USD	380,778	JPY	41,670,000	Credit Suisse International	12/20/17	13,451
USD	2,944,037	JPY	327,696,000	Deutsche Bank AG	12/20/17	55,353
USD	459,701	JPY	51,566,000	HSBC Bank USA N.A.	12/20/17	5,139
USD	418,573	JPY	46,924,000	JPMorgan Chase Bank N.A.	12/20/17	4,932
USD	821,292	JPY	93,136,000	JPMorgan Chase Bank N.A.	12/20/17	286
USD	581,039	MXN	10,586,000	BNP Paribas S.A.	12/20/17	33,364
USD	1,867,144	MXN	36,020,000	Citibank N.A.	12/20/17	3,621
USD	1,786,878	MXN	32,150,000	Credit Suisse International	12/20/17	123,572
USD	886,032	NZD	1,233,813	BNP Paribas S.A.	12/20/17	42,451
USD	2,576,913	NZD	3,598,000	BNP Paribas S.A.	12/20/17	116,893
USD	2,348,922	NZD	3,226,000	Credit Suisse International	12/20/17	143,245
USD	2,531,806	NZD	3,526,187	Deutsche Bank AG	12/20/17	120,885
USD	585,340	NZD	811,000	HSBC Bank USA N.A.	12/20/17	30,844
USD	995,164	NZD	1,454,000	JPMorgan Chase Bank N.A.	12/20/17	1,037
USD	7,544,343	PHP	387,402,000	JPMorgan Chase Bank N.A.	12/20/17	80,765
USD	6,236	RUB	364,000	JPMorgan Chase Bank N.A.	12/20/17	46
USD	262,975	RUB	15,431,000	JPMorgan Chase Bank N.A.	12/20/17	528
USD	624,034	RUB	36,662,000	JPMorgan Chase Bank N.A.	12/20/17	494
USD	1,251,818	RUB	73,344,000	JPMorgan Chase Bank N.A.	12/20/17	4,398
USD	2,805,660	SGD	3,793,000	Deutsche Bank AG	12/20/17	21,892
USD	119,251	SGD	161,000	JPMorgan Chase Bank N.A.	12/20/17	1,089
USD	1,408,395	THB	46,539,000	Credit Suisse International	12/20/17	7,254
USD	1,013,151	TRY	3,799,000	Citibank N.A.	12/20/17	25,942
USD	175,771	TWD	5,274,000	JPMorgan Chase Bank N.A.	12/20/17	258
USD	190,823	TWD	5,693,000	JPMorgan Chase Bank N.A.	12/20/17	1,366
USD	2,975,429	ZAR	39,072,000	Deutsche Bank AG	12/20/17	234,587
KRW	334,963,000	USD	296,821	BNP Paribas S.A.	12/21/17	2,825
KRW	855,004,000	USD	758,992	BNP Paribas S.A.	12/21/17	5,865
KRW	145,829,000	USD	128,289	JPMorgan Chase Bank N.A.	12/21/17	2,164
KRW	2,237,426,000	USD	1,970,259	JPMorgan Chase Bank N.A.	12/21/17	31,264
INR	41,748,838	USD	637,387	Standard Chartered Bank	1/05/18	3,465
INR	952,215,605	USD	14,537,643	Standard Chartered Bank	1/05/18	79,040

						4,391,048

AUD	7,089,000	USD	5,683,805	BNP Paribas S.A.	12/20/17	(260,755)
AUD	703,000	USD	550,296	Citibank N.A.	12/20/17	(12,504)
AUD	2,269,000	USD	1,816,487	Citibank N.A.	12/20/17	(80,713)
AUD	1,019,000	USD	805,814	Deutsche Bank AG	12/20/17	(26,284)
AUD	2,702,000	USD	2,149,225	Deutsche Bank AG	12/20/17	(82,208)
AUD	396,000	USD	303,469	JPMorgan Chase Bank N.A.	12/20/17	(531)
AUD	795,000	USD	610,046	JPMorgan Chase Bank N.A.	12/20/17	(1,875)
BRL	4,903,000	USD	1,533,090	BNP Paribas S.A.	12/20/17	(43,109)
BRL	526,000	USD	165,144	JPMorgan Chase Bank N.A.	12/20/17	(5,297)
BRL	979,000	USD	304,226	JPMorgan Chase Bank N.A.	12/20/17	(6,716)
BRL	4,581,000	USD	1,455,210	JPMorgan Chase Bank N.A.	12/20/17	(63,082)
CAD	1,357,000	USD	1,116,992	Bank of America N.A.	12/20/17	(64,618)
CAD	2,052,000	USD	1,674,993	Bank of America N.A.	12/20/17	(83,635)
CAD	735,000	USD	589,964	Citibank N.A.	12/20/17	(19,961)
CAD	468,000	USD	364,754	Credit Suisse International	12/20/17	(1,813)
CAD	657,000	USD	527,317	Deutsche Bank AG	12/20/17	(17,803)
CAD	3,452,000	USD	2,779,590	Deutsche Bank AG	12/20/17	(102,511)
CAD	930,000	USD	724,919	JPMorgan Chase Bank N.A.	12/20/17	(3,690)
CAD	1,246,000	USD	1,014,932	JPMorgan Chase Bank N.A.	12/20/17	(48,640)
CAD	1,632,000	USD	1,318,934	JPMorgan Chase Bank N.A.	12/20/17	(53,293)
CHF	880,000	EUR	768,490	Citibank N.A.	12/20/17	(12,633)
CHF	906,000	EUR	792,068	Citibank N.A.	12/20/17	(14,025)
CHF	561,000	EUR	483,428	Credit Suisse International	12/20/17	(478)
CHF	2,381,000	EUR	2,065,383	HSBC Bank USA N.A.	12/20/17	(17,934)
CHF	499,000	EUR	430,256	JPMorgan Chase Bank N.A.	12/20/17	(723)
CHF	1,125,000	EUR	970,994	JPMorgan Chase Bank N.A.	12/20/17	(2,773)

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Forward Foreign Currency Exchange Contracts  (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	2,230,000	EUR	1,922,039	JPMorgan Chase Bank N.A.	12/20/17	$(2,360)
CLP	289,705,000	USD	457,265	BNP Paribas S.A.	12/20/17	(2,334)
CLP	743,050,000	USD	1,195,094	BNP Paribas S.A.	12/20/17	(28,264)
CLP	1,100,945,000	USD	1,774,859	BNP Paribas S.A.	12/20/17	(46,017)
CLP	74,417,000	USD	118,302	JPMorgan Chase Bank N.A.	12/20/17	(1,444)
EUR	1,185,986	NOK	11,321,000	JPMorgan Chase Bank N.A.	12/20/17	(2,434)
EUR	134,201	RON	620,000	Citibank N.A.	12/20/17	(137)
EUR	1,594,828	SEK	15,553,000	JPMorgan Chase Bank N.A.	12/20/17	(494)
EUR	475,000	USD	572,209	BNP Paribas S.A.	12/20/17	(17,384)
EUR	470,000	USD	561,507	Citibank N.A.	12/20/17	(12,522)
EUR	863,000	USD	1,037,572	Citibank N.A.	12/20/17	(29,542)
EUR	2,439,000	USD	2,913,654	Citibank N.A.	12/20/17	(64,773)
EUR	3,173,000	USD	3,755,353	Citibank N.A.	12/20/17	(49,122)
EUR	1,187,090	USD	1,424,299	Deutsche Bank AG	12/20/17	(37,715)
EUR	1,220,000	USD	1,452,024	HSBC Bank USA N.A.	12/20/17	(27,000)
GBP	665,000	USD	896,089	Citibank N.A.	12/20/17	(11,551)
GBP	1,250,000	USD	1,702,025	Citibank N.A.	12/20/17	(39,360)
GBP	1,282,000	USD	1,709,741	HSBC Bank USA N.A.	12/20/17	(4,512)
HUF	330,835,000	EUR	1,072,713	Citibank N.A.	12/20/17	(12,667)
HUF	465,839,000	EUR	1,511,038	HSBC Bank USA N.A.	12/20/17	(18,516)
HUF	520,481,000	EUR	1,673,562	HSBC Bank USA N.A.	12/20/17	(3,497)
HUF	84,051,000	EUR	270,892	JPMorgan Chase Bank N.A.	12/20/17	(1,304)
IDR	43,091,876,000	USD	3,242,429	Credit Suisse International	12/20/17	(80,170)
IDR	15,511,548,000	USD	1,168,654	JPMorgan Chase Bank N.A.	12/20/17	(30,353)
IDR	19,701,210,000	USD	1,450,111	JPMorgan Chase Bank N.A.	12/20/17	(4,356)
JPY	52,451,000	USD	467,004	Citibank N.A.	12/20/17	(4,642)
JPY	22,279,895	USD	196,432	Credit Suisse International	12/20/17	(32)
JPY	690,000	USD	6,317	Deutsche Bank AG	12/20/17	(235)
JPY	8,942,105	USD	78,842	JPMorgan Chase Bank N.A.	12/20/17	(16)
JPY	62,445,000	USD	552,641	JPMorgan Chase Bank N.A.	12/20/17	(2,180)
MXN	23,533,000	USD	1,304,425	BNP Paribas S.A.	12/20/17	(86,927)
MXN	60,162,000	USD	3,346,931	BNP Paribas S.A.	12/20/17	(234,403)
MXN	11,959,000	USD	663,173	Deutsche Bank AG	12/20/17	(44,465)
MXN	16,380,000	USD	907,408	JPMorgan Chase Bank N.A.	12/20/17	(59,976)
NOK	488,004	EUR	52,077	Citibank N.A.	12/20/17	(1,009)
NOK	1,862,688	EUR	195,844	Citibank N.A.	12/20/17	(427)
NOK	6,077,000	EUR	647,633	Citibank N.A.	12/20/17	(11,551)
NOK	18,335,996	EUR	1,957,330	Citibank N.A.	12/20/17	(38,638)
NOK	59,495	EUR	6,256	Credit Suisse International	12/20/17	(14)
NOK	30,488,000	EUR	3,231,795	Deutsche Bank AG	12/20/17	(37,688)
NOK	1,862,817	EUR	195,840	JPMorgan Chase Bank N.A.	12/20/17	(408)
NOK	7,575,000	EUR	796,901	JPMorgan Chase Bank N.A.	12/20/17	(2,278)
NOK	7,602,000	EUR	801,519	JPMorgan Chase Bank N.A.	12/20/17	(4,363)
NZD	486,000	USD	332,492	Citibank N.A.	12/20/17	(205)
NZD	826,000	USD	595,096	Citibank N.A.	12/20/17	(30,344)
NZD	858,000	USD	611,359	Citibank N.A.	12/20/17	(24,729)
NZD	662,000	USD	480,496	Deutsche Bank AG	12/20/17	(27,874)
NZD	3,475,000	USD	2,531,843	Deutsche Bank AG	12/20/17	(155,921)
NZD	970,000	USD	665,682	JPMorgan Chase Bank N.A.	12/20/17	(2,475)
PHP	96,359,000	USD	1,872,503	BNP Paribas S.A.	12/20/17	(16,077)
PHP	6,576,000	USD	126,987	JPMorgan Chase Bank N.A.	12/20/17	(295)
RON	4,678,000	EUR	1,013,585	BNP Paribas S.A.	12/20/17	(157)
RON	14,084,000	EUR	3,052,581	Citibank N.A.	12/20/17	(1,632)
RUB	162,101,000	USD	2,776,320	BNP Paribas S.A.	12/20/17	(19,340)
SEK	5,200,000	EUR	535,590	Citibank N.A.	12/20/17	(2,608)
SEK	8,285,000	EUR	863,850	Citibank N.A.	12/20/17	(16,433)
SEK	9,630,000	EUR	1,008,325	Citibank N.A.	12/20/17	(24,049)
SEK	14,116,000	EUR	1,484,493	Citibank N.A.	12/20/17	(42,790)
SEK	20,304,000	EUR	2,129,668	Credit Suisse International	12/20/17	(55,031)
SEK	23,903,000	EUR	2,507,523	Deutsche Bank AG	12/20/17	(65,205)
SEK	10,395,000	EUR	1,069,464	JPMorgan Chase Bank N.A.	12/20/17	(3,811)
SGD	4,190,000	USD	3,088,112	BNP Paribas S.A.	12/20/17	(12,977)

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Forward Foreign Currency Exchange Contracts  (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SGD	4,829,000	USD	3,591,582	BNP Paribas S.A.	12/20/17	$(47,470)
SGD	476,000	USD	350,932	Deutsche Bank AG	12/20/17	(1,584)
SGD	1,523,000	USD	1,127,822	Deutsche Bank AG	12/20/17	(10,058)
SGD	1,988,000	USD	1,472,156	Deutsche Bank AG	12/20/17	(13,119)
SGD	1,597,000	USD	1,180,335	JPMorgan Chase Bank N.A.	12/20/17	(8,261)
THB	16,918,000	USD	512,568	Bank of America N.A.	12/20/17	(3,221)
THB	6,460,000	USD	195,680	Citibank N.A.	12/20/17	(1,190)
THB	18,401,000	USD	555,737	Credit Suisse International	12/20/17	(1,741)
THB	103,413,000	USD	3,127,491	Credit Suisse International	12/20/17	(14,055)
THB	6,561,000	USD	198,498	Deutsche Bank AG	12/20/17	(967)
THB	46,194,000	USD	1,393,842	JPMorgan Chase Bank N.A.	12/20/17	(3,087)
TRY	10,744,000	USD	3,043,762	BNP Paribas S.A.	12/20/17	(251,824)
TRY	1,010,000	USD	284,096	Citibank N.A.	12/20/17	(21,637)
TRY	1,574,000	USD	435,130	JPMorgan Chase Bank N.A.	12/20/17	(26,110)
TWD	39,774,000	USD	1,334,250	BNP Paribas S.A.	12/20/17	(10,619)
USD	6,867,129	EUR	5,880,000	JPMorgan Chase Bank N.A.	12/20/17	(1,022)
USD	2,622,656	GBP	1,972,000	BNP Paribas S.A.	12/20/17	(363)
USD	607,316	GBP	460,000	Citibank N.A.	12/20/17	(4,544)
USD	1,353,631	GBP	1,018,000	JPMorgan Chase Bank N.A.	12/20/17	(444)
USD	2,435,391	GBP	1,849,000	JPMorgan Chase Bank N.A.	12/20/17	(24,022)
USD	1,859,747	INR	121,832,000	JPMorgan Chase Bank N.A.	12/20/17	(13,702)
USD	2,631,846	INR	173,715,000	JPMorgan Chase Bank N.A.	12/20/17	(39,424)
USD	294,742	JPY	33,438,000	JPMorgan Chase Bank N.A.	12/20/17	(19)
USD	439,349	TWD	13,231,000	JPMorgan Chase Bank N.A.	12/20/17	(963)
ZAR	1,164,000	USD	85,288	BNP Paribas S.A.	12/20/17	(3,635)
ZAR	1,847,000	USD	139,780	Citibank N.A.	12/20/17	(10,216)
ZAR	3,624,000	USD	270,759	Citibank N.A.	12/20/17	(16,541)
ZAR	8,247,000	USD	611,751	HSBC Bank USA N.A.	12/20/17	(33,236)
ZAR	5,484,000	USD	409,639	JPMorgan Chase Bank N.A.	12/20/17	(24,945)

						(3,174,656)

Net Unrealized Appreciation						$1,216,392

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
MXN 28D TIIE	Monthly	6.85%	Monthly	3/21/18(a)	3/15/23	MXN	123,150	$(97,931)	$106	$(98,037)
6-Month PLN WIBOR	Semi-annual	2.37%	Semi-annual	3/21/18(a)	3/21/23	PLN	19,250	(71,141)	94	(71,235)
3-Month JIBAR	Quarterly	7.12%	Quarterly	3/22/18(a)	3/22/23	ZAR	81,790	(188,936)	111	(189,047)

								$(358,008)	$311	$(358,319)

(a)	Forward swap.

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date	Notional Amount(000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-Day CLP Interbank Rate	Semi-annual	3.50%	Semi-annual	JPMorgan Chase Bank N.A.	3/21/18	(a)	3/21/23	CLP	3,248,540	$(30,755)	$—	$(30,755)
3-Month TWD Secondary Bank Rate	Quarterly	0.94%	Quarterly	Citibank N.A.	3/21/18	(a)	3/21/23	TWD	154,520	(31,560)	—	(31,560)
3-Month KLIBOR	Quarterly	3.77%	Quarterly	Bank of America N.A.	3/21/18	(a)	3/21/23	MYR	22,990	(43,663)	—	(43,663)
6-Month THB Fixing Rate	Semi-annual	1.82%	Semi-annual	Bank of America N.A.	3/21/18	(a)	3/21/23	THB	173,210	(45,991)	—	(45,991)

										$(151,969)	$—	$(151,969)

(a)	Forward swap.

OTC Total Return Swaps(a)

Reference Entity	Counterparty	Expiration Dates	Net Notional	Unrealized Appreciation		Net Value of Reference Entities
Equity Securities Long/Short	Goldman Sachs & Co.	11/07/17 – 5/16/19	$108,809,028	$15,280,916	(b)	$123,132,331
	UBS AG	9/17/18	118,023,448	4,842,163	(c)	122,714,670

				$20,123,079		$245,847,001

(a)	The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20—850 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Garban Intercapital Federal Funds Rate Open

Intercontinental Exchange LIBOR:

USD Spot Next

(b)	Amount includes $957,613 of net dividends and financing fees.
(c)	Amount includes $150,941 of net dividends and financing fees.

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments October 31, 2017	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of October 31, 2017, expiration dates 11/07/17 — 5/16/19:

	Shares	Value
Reference Entity — Long

Brazil
Banco Bradesco SA, Preference Shares	48,950	$518,933
Cia de Saneamento Basico do Estado de Sao Paulo	23,050	209,975
Cia Energetica de Sao Paulo, Preference B Shares	46,700	185,584
EcoRodovias Infraestrutura e Logistica SA	136,600	509,437
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA, Preference Shares	96,500	434,815
Engie Brasil Energia SA	21,636	236,777
Fleury SA	149,400	1,318,947
Hypermarcas SA	154,900	1,619,411
Iochpe-Maxion SA	10,100	69,128
Itau Unibanco Holding SA, Preference Shares	70,497	906,184
Itau Unibanco Holding SA, Preference Shares — ADR	24,013	307,607
Localiza Rent a Car SA	11,000	194,592
M Dias Branco SA	38,500	566,678
Multiplus SA	1,000	11,616
Smiles Fidelidade SA	18,200	475,682
Tim Participacoes SA	11,100	41,159
Tim Participacoes SA — ADR	167,368	3,086,266
Via Varejo SA	9,700	66,924

		10,759,715
Chile
Empresa Nacional de Electricidad SA — ADR	1,879	48,666

China
Alibaba Group Holding Ltd. — ADR	27,752	5,131,067
Autohome, Inc. — ADR	77,292	4,445,063
Beijing Capital International Airport Co. Ltd., Class H	190,000	312,003
China Agri-Industries Holdings Ltd.	126,000	61,579
China Biologic Products Holdings, Inc.	38,828	3,017,324
China Communications Services Corp. Ltd., Class H	264,000	160,216
China Galaxy Securities Co. Ltd., Class H	255,500	222,916
China Lesso Group Holdings Ltd.	80,000	53,460
China Petroleum & Chemical Corp., Class H	2,998,000	2,201,486
Hengan International Group Co. Ltd.	30,500	300,772
Lonking Holdings Ltd.	1,655,000	744,668
New Oriental Education & Technology Group, Inc. — ADR	48,031	3,998,100
People’s Insurance Co. Group of China Ltd., Class H	635,000	302,232
Ping An Insurance Group Co. of China Ltd., Class H	422,500	3,712,904
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	120,800	312,272
SINA Corp.	51,253	5,517,386
Sino-Ocean Land Holdings Ltd.	1,050,500	686,025
Sinopec Shanghai Petrochemical Co. Ltd., Class H	268,000	159,855
Sohu.com, Inc.	82,524	4,722,849
Tencent Holdings Ltd.	84,600	3,802,355
Tianneng Power International, Ltd.	310,000	299,005
Weibo Corp. — ADR	3,735	346,048
Weichai Power Co. Ltd., Class H	750,000	933,918
Zhejiang Expressway Co. Ltd., Class H	206,000	254,749
Zhongsheng Group Holdings Ltd.	384,500	790,316
Zijin Mining Group Co. Ltd., Class H	290,000	100,357

		42,588,925
Hong Kong
China Everbright Ltd.	222,000	526,777
China Resources Cement Holdings Ltd.	572,000	386,614
China Travel International Investment Hong Kong Ltd.	2,774,000	1,028,495
ENN Energy Holdings Ltd.	2,000	14,677

	Shares	Value
Hong Kong (continued)
Haier Electronics Group Co. Ltd.	451,000	$1,189,184
KWG Property Holding Ltd.	509,500	505,846
Nine Dragons Paper Holdings Ltd.	1,084,000	1,992,390
Shanghai Industrial Holdings Ltd.	36,000	110,591
Shimao Property Holdings Ltd.	250,500	525,092
Yuexiu Property Co. Ltd.	3,406,000	660,048

		6,939,714
Hungary
MOL Hungarian Oil & Gas PLC	5,624	67,351

Indonesia
Adaro Energy Tbk PT	690,100	92,870
Matahari Department Store Tbk PT	586,700	371,884
Telekomunikasi Indonesia Persero Tbk PT	1,505,100	449,072
Telekomunikasi Indonesia Persero Tbk PT — ADR	6,762	203,130

		1,116,956
Malaysia
Astro Malaysia Holdings Bhd	460,200	305,459

Mexico
Grupo Aeroportuario del Centro Norte SAB de C.V. — ADR	380	15,352
Grupo Aeroportuario del Centro Norte SAB de CV	43,450	219,247
Industrias Penoles SAB de CV	62,790	1,459,693

		1,694,292
Netherlands
Yandex NV, Class A	163,543	5,532,660

Philippines
Ayala Corp.	10,330	206,136
Metropolitan Bank & Trust Co.	4	7

		206,143
Qatar
Barwa Real Estate Co.	62,104	510,987
Industries Qatar QSC	666	17,462
Ooredoo QSC	658	15,523
Qatar Insurance Co. SAQ	1,621	19,815
Qatar Islamic Bank SAQ	4,626	123,233

		687,020
Russia
Aeroflot — Russian Airlines OJSC	168,227	517,799
Alrosa PJSC	570,500	733,275
Lukoil PJSC — ADR	6,544	347,607
Magnitogorsk Iron & Steel Works PJSC	513,400	387,563
Mail.ru Group Ltd. — GDR	17,638	573,086
Mobile TeleSystems PJSC — ADR	20,138	213,664
Polymetal International PLC	64,431	748,528
Sberbank of Russia PJSC	6,248	20,704
Severstal PJSC	1,950	29,943
Sistema PJSC FC — GDR	6,727	31,617
Surgutneftegas OJSC	93,600	46,665
Tatneft PJSC	1,302	9,739

		3,660,190
South Africa
Anglo American Platinum Ltd.	10,421	289,992
AngloGold Ashanti Ltd.	2,505	23,112
AngloGold Ashanti Ltd. — ADR	12,709	118,194
AVI Ltd.	8,717	60,781
Barloworld Ltd.	165,164	1,557,398
Bid Corp. Ltd.	5,043	110,927
Bidvest Group Ltd.	2,789	33,862
Clicks Group Ltd.	12,215	136,814
Gold Fields Ltd.	6,295	25,058

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

	Shares	Value
South Africa (continued)
Gold Fields Ltd. — ADR	487,898	$1,936,955
Harmony Gold Mining Co. Ltd.	24,898	42,575
Harmony Gold Mining Co. Ltd. — ADR	554,901	959,979
Hyprop Investments Ltd.	16,931	127,353
Investec Ltd.	55,668	379,710
Kumba Iron Ore Ltd.	618	11,890
Liberty Holdings Ltd.	12,107	95,175
Massmart Holdings Ltd.	11,467	86,821
MMI Holdings Ltd.	14,848	19,743
Mondi Ltd.	11,493	275,686
Naspers Ltd., Class N	113	27,531
Nedbank Group Ltd.	1,964	28,782
Netcare Ltd.	38,995	68,647
Sanlam Ltd.	54,346	272,021
Sappi Ltd.	30,830	206,453
Standard Bank Group Ltd.	55,571	645,311

		7,540,770
South Korea
Cheil Worldwide, Inc.	4,066	75,531
Green Cross Corp.	5,088	958,632
Hanwha Corp.	347	13,846
Hyundai Development Co-Engineering & Construction	21,831	782,214
Hyundai Marine & Fire Insurance Co. Ltd.	517	20,947
KIWOOM Securities Co., Ltd.	229	14,663
Korea Investment Holdings Co. Ltd.	261	14,775
KT Corp.	2,188	57,426
KT Corp. — ADR	253,911	3,653,779
LG Electronics, Inc.	38,190	2,979,983
LG International Corp.	14,614	379,274
LG Uplus Corp.	17,554	201,566
LOTTE Himart Co. Ltd.	5,740	379,966
LS Corp.	224	15,816
Poongsan Corp.	17,603	772,027
Posco Daewoo Corp.	4,203	72,920
Samsung Electronics Co. Ltd.	1,589	3,917,051
Samsung Securities Co. Ltd.	7,878	250,576
Shinhan Financial Group Co. Ltd.	1,524	68,455

		14,629,447
Taiwan
Chailease Holding Co. Ltd.	737,000	1,901,126
CTBC Financial Holding Co. Ltd.	7,260,760	4,648,788
Epistar Corp.	1,651,000	2,675,588
Lite-On Technology Corp.	266,623	376,520
PChome Online, Inc.	14,000	81,045
Taiwan Semiconductor Manufacturing Co. Ltd.	267,000	2,158,508
Transcend Information, Inc.	16,000	45,451
Uni-President Enterprises Corp.	1,019,000	2,129,102
Yuanta Financial Holding Co. Ltd.	835,093	371,397

		14,387,525

Thailand
Glow Energy PCL, Foreign Registered Shares	184,500	499,849
PTT Global Chemical PCL, Foreign Registered Shares	102,300	246,358
Thai Oil PCL — NVDR	329,900	1,012,938
Thanachart Capital PCL	575,900	949,143
Workpoint Entertainment PCL	89,100	262,848

		2,971,136

Turkey
Arcelik AS	109,352	598,324

	Shares	Value
Turkey (continued)
Coca-Cola Icecek AS	15,312	$156,090
Ford Otomotiv Sanayi	40,195	567,863
Haci Omer Sabanci Holding AS	15,008	41,778
Turkiye Is Bankasi, Class C	1,033,580	1,950,753
Vestel Elektronik Sanayi ve Ticaret	94,723	247,029

		3,561,837

United Kingdom
Old Mutual PLC	267,582	674,714

United States
Genpact Ltd.	176,531	5,375,369
Nexteer Automotive Group, Ltd.	203,000	397,560

		5,772,929

Total Reference Entity — Long		123,145,449

Reference Entity — Short

China
China Shanshui Cement Group Ltd.	(23,259)	(13,118)

Total Reference Entity — Short		(13,118)

Net Value of Reference Entity — Goldman Sachs & Co.		$123,132,331

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with UBS AG, as of October 31, 2017, expiration date 9/17/18:

	Shares	Value
Reference Entity — Long

Brazil
Banco Bradesco SA, Preference Shares	28,840	$305,741
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	6,500	151,408
Cia de Saneamento Basico do Estado de Sao Paulo	31,900	290,594
Cia Energetica de Sao Paulo, Preference B Shares	40,200	159,753
Cia Paranaense de Energia, Preference ‘B’ Shares	2,900	22,154
EcoRodovias Infraestrutura e Logistica SA	186,950	697,212
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA, Preference Shares	548,355	2,470,807
Engie Brasil Energia SA	78,458	858,618
Fleury SA	251,050	2,216,343
Hypermarcas SA	362,700	3,791,869
Iguatemi Empresa de Shopping Centers SA	23,600	277,605
Iochpe-Maxion SA	68,450	468,497
Itau Unibanco Holding SA, Preference Shares	383,744	4,932,729
JBS SA	73,600	169,640
Localiza Rent a Car SA	4,800	84,913
M Dias Branco SA	72,875	1,072,641
Magazine Luiza SA	25,950	505,705
Multiplan Empreendimentos Imobiliarios SA	3,100	67,756
Qualicorp SA	40,650	434,919
Smiles Fidelidade SA	47,500	1,241,479
Tim Participacoes SA	107,400	398,240
Ultrapar Participacoes SA	17,300	413,025
Usinas Siderurgicas de Minas Gerais SA, Preference ‘A’ Shares	20,500	55,209
Via Varejo SA	23,450	161,791

		21,248,648
Chile
Empresa Nacional de Electricidad SA	164,854	143,749

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

	Shares	Value
China
Bank of Communications Co. Ltd., Class H	93,000	$70,209
Beijing Capital International Airport Co. Ltd., Class H	24,000	39,411
BYD Electronic International Co. Ltd.	1,615,000	4,379,337
China Agri-Industries Holdings Ltd.	361,000	176,428
China Communications Services Corp. Ltd., Class H	1,064,000	645,721
China Galaxy Securities Co. Ltd., Class H	310,500	270,902
China Lesso Group Holdings Ltd.	91,000	60,811
China Merchants Bank Co., Class H	142,000	542,249
China Petroleum & Chemical Corp., Class H	3,798,000	2,788,941
Chongqing Rural Commercial Bank, Co. Ltd., Class H	463,000	314,747
Datang International Power Generation Co. Ltd., Class H	448,000	151,076
First Tractor Co., Ltd.	348,000	169,999
Hengan International Group Co. Ltd.	24,000	236,673
Jiangxi Copper Co. Ltd., Class H	125,000	199,594
Lonking Holdings Ltd.	3,604,000	1,621,622
Metallurgical Corp. of China Ltd.	251,000	83,083
People’s Insurance Co. Group of China Ltd., Class H	192,000	91,384
Ping An Insurance Group Co. of China Ltd., Class H	132,500	1,164,402
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	312,700	808,340
Sino-Ocean Land Holdings Ltd.	794,500	518,845
Sinopec Engineering Group Co. Ltd., Class H	22,500	19,295
Sinopec Shanghai Petrochemical Co. Ltd., Class H	1,524,000	909,026
Sinopharm Group Co. Ltd., Class H	44,800	200,592
Tencent Holdings Ltd.	87,500	3,932,695
Tianneng Power International, Ltd.	836,000	806,349
Weichai Power Co. Ltd., Class H	1,568,000	1,952,511
Zhejiang Expressway Co. Ltd., Class H	344,000	425,406
Zhongsheng Group Holdings Ltd.	33,000	67,830
Zijin Mining Group Co. Ltd., Class H	1,330,000	460,258

		23,107,736
Colombia
Almacenes Exito SA	763	4,098
Cementos Argos SA	1,951	7,119
Corp. Financiera Colombiana SA	212	1,993
Ecopetrol SA	26,107	14,289
Grupo Argos SA	1,923	12,542
Grupo de Inversiones Suramericana SA	1,587	20,148
Interconexion Electrica SA	4,360	19,091

		79,280
Greece
Alpha Bank AE	62,770	125,159
Eurobank Ergasias SA	81,770	66,792
FF Group	1,346	28,191
Hellenic Telecommunications Organization SA	11,244	133,595
JUMBO SA	4,487	72,128
National Bank of Greece SA	89,671	29,659
OPAP SA	10,100	113,179
Piraeus Bank SA	12,088	34,773
Titan Cement Co. SA	1,994	48,192

		651,668
Hong Kong
China Everbright Ltd.	456,000	1,082,029
China Resources Cement Holdings Ltd.	1,540,000	1,040,885
China Travel International Investment Hong Kong Ltd.	1,392,000	516,101
ENN Energy Holdings Ltd.	36,000	264,179
Geely Automobile Holdings Ltd.	705,000	2,186,113
Haier Electronics Group Co. Ltd.	972,000	2,562,942
Hopewell Highway Infrastructure, Ltd.	109,000	67,632
KWG Property Holding Ltd.	2,211,500	2,195,641
Nine Dragons Paper Holdings Ltd.	660,000	1,213,079
Shimao Property Holdings Ltd.	278,500	583,785
Yuexiu Property Co. Ltd.	2,834,000	549,200

		12,261,586

	Shares	Value
Hungary
MOL Hungarian Oil & Gas PLC	46,584	$557,875

Indonesia
Adaro Energy Tbk PT	685,600	92,264
Bank Danamon Indonesia Tbk PT	177,500	66,747
Bank Tabungan Negara Persero Tbk PT	206,900	42,104
Gudang Garam Tbk PT	15,100	77,935
Indofood Sukses Makmur Tbk PT	52,800	31,920
Matahari Department Store Tbk PT	1,385,400	878,146
Telekomunikasi Indonesia Persero Tbk PT	1,028,300	306,811
United Tractors Tbk PT	149,300	381,713

		1,877,640
Jersey
Highland Gold Mining Ltd.	192,137	364,397

Malaysia
Astro Malaysia Holdings Bhd	281,600	186,913

Peru
Hochschild Mining PLC	105,025	307,463

Philippines
Alliance Global Group, Inc.	378,800	117,401
Ayala Corp.	68,025	1,357,446

		1,474,847
Qatar
Industries Qatar QSC	584	15,312
Ooredoo QSC	3,094	72,990

		88,302
Russia
Aeroflot — Russian Airlines OJSC	289,240	890,273
Alrosa PJSC	1,574,100	2,023,223
Lukoil PJSC — ADR	13,041	692,717
Magnitogorsk Iron & Steel Works PJSC	597,300	450,898
Mail.ru Group Ltd. — GDR	73,993	2,404,150
MegaFon PJSC — GDR	14,386	150,334
Novatek PJSC — GDR	7,608	868,344
Polymetal International PLC	271,009	3,148,451
Severstal PJSC	6,520	100,117
Sistema PJSC FC — GDR	78,328	368,142
Surgutneftegas OJSC	13,250	6,606
Tatneft PJSC	153,725	1,149,886
United Co. RUSAL PLC	29,000	18,718

		12,271,859
South Africa
Anglo American Platinum Ltd.	24,304	676,324
AngloGold Ashanti Ltd.	40,383	372,594
AVI Ltd.	18,226	127,084
Barloworld Ltd.	147,811	1,393,770
Bid Corp. Ltd.	1,489	32,752
Bidvest Group Ltd.	17,695	214,839
Clicks Group Ltd.	22,716	254,430
Coronation Fund Managers Ltd.	2,355	11,876
Gold Fields Ltd.	93,219	371,066
Growthpoint Properties Ltd.	40,435	70,139
Harmony Gold Mining Co. Ltd.	16,527	28,261
Investec Ltd.	66,871	456,125
Kumba Iron Ore Ltd.	9,340	179,697
Liberty Holdings Ltd.	8,412	66,128
Massmart Holdings Ltd.	14,308	108,331
MMI Holdings Ltd.	61,804	82,180
Mondi Ltd.	53,575	1,285,118
Naspers Ltd., Class N	134	32,647

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

	Shares	Value
South Africa (continued)
Nedbank Group Ltd.	7,606	$111,464
Netcare Ltd.	139,396	245,394
PSG Group Ltd.	6,274	116,479
Sanlam Ltd.	116,197	581,608
Sappi Ltd.	311,998	2,089,296
Standard Bank Group Ltd.	24,837	288,417

		9,196,019
South Korea
Cheil Worldwide, Inc.	29,710	551,898
Green Cross Corp.	7,688	1,448,498
Hanwha Corp.	14,634	583,917
Hanwha Life Insurance Co. Ltd.	4,458	31,498
Hyundai Development Co-Engineering & Construction	15,441	553,257
Hyundai Marine & Fire Insurance Co. Ltd.	2,652	107,451
KIWOOM Securities Co., Ltd.	4,819	308,557
Korea Investment Holdings Co. Ltd.	2,723	154,143
KT Corp.	3,713	97,451
LG Electronics, Inc.	23,310	1,883,350
LG International Corp.	31,525	818,162
LG Uplus Corp.	6,371	73,156
LOTTE Himart Co. Ltd.	3,380	223,743
LS Corp.	312	22,030
Poongsan Corp.	28,961	1,270,163
Posco Daewoo Corp.	15,785	273,861
Posco ICT Co. Ltd.	1	6
Samsung Electronics Co. Ltd.	1,911	4,710,815
Samsung Securities Co. Ltd.	1,276	40,586
Seegene, Inc.	24,866	631,751
Shinhan Financial Group Co. Ltd.	15,634	702,251

		14,486,544
Taiwan
Compal Electronics, Inc.	142,000	104,551
CTBC Financial Holding Co. Ltd.	1,760,800	1,127,373
Lite-On Technology Corp.	338,892	478,577
Taiwan Semiconductor Manufacturing Co. Ltd.	315,000	2,546,554

		4,257,055
Thailand
Bumrungrad Hospital PCL	152,300	1,008,609
Glow Energy PCL, Foreign Registered Shares	636,100	1,723,329
Kiatnakin Bank PCL	37,900	86,422
PTT Global Chemical PCL, Foreign Registered Shares	514,900	1,239,976
Thai Oil PCL — NVDR	352,800	1,083,251
Thanachart Capital PCL	1,258,200	2,073,644

		7,215,231
Turkey
Akbank TAS	981,517	2,596,484
Arcelik AS	294,688	1,612,398
BIM Birlesik Magazalar AS	72,548	1,480,537
Coca-Cola Icecek AS	26,876	273,972
Eregli Demir ve Celik Fabrikalari TAS	467,392	1,098,433
Ford Otomotiv Sanayi	63,190	892,730
Haci Omer Sabanci Holding AS	105,385	293,362
Tekfen Holding	119,069	402,816
Turkiye Is Bankasi, Class C	1,136,126	2,144,295
Turkiye Vakiflar Bankasi Tao, Class D	35,772	59,836
Yapi ve Kredi Bankasi	451,036	548,572

		11,403,435
United Arab Emirates
Dubai Islamic Bank PJSC	82,645	137,730

	Shares	Value
United Kingdom
Anglo American PLC	37,704	$706,316
Old Mutual PLC	170,495	429,907

		1,136,223
United States
Nexteer Automotive Group, Ltd.	133,000	260,470

Net Value of Reference Entity — UBS AG		$122,714,670

20	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Balances reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$311	$—	$—	$(358,319)
OTC Derivatives	$—	$—	$20,123,079	$(151,969)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$167,216	$—	$—	$—	$167,216
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	4,391,048	—	—	4,391,048
Swaps — OTC
Unrealized appreciation on OTC swaps	—	—	20,123,079	—	—	—	20,123,079

Total	$—	$—	$20,290,295	$4,391,048	$—	$—	$24,681,343

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$3,174,656	$—	$—	$3,174,656
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	358,319	—	358,319
Swaps — OTC
Unrealized depreciation on OTC swaps	—	—	—	—	151,969	—	151,969

	$—	$—	$—	$3,174,656	$510,288	$—	$3,684,944

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

For the year ended October 31, 2017, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts		Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$550,837	$—	$		$—	$550,837
Forward foreign currency exchange contracts	—	—	—	(2,393,145)		—	—	(2,393,145)
Swaps	—	—	25,799,735	—		(204,183)	—	25,595,552

Total	$—	$—	$26,350,572	$(2,393,145)		$(204,183)	$—	$23,753,244

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$389,755	$—		$—	$—	$389,755
Forward foreign currency exchange contracts	—	—	—	2,305,313		—	—	2,305,313
Swaps	—	—	11,207,541	—		(305,824)	—	10,901,717

	$—	$—	$11,597,296	$2,305,313		$(305,824)	$—	$13,596,785

CONSOLIDATED SCHEDULE OF INVESTMENTS	21

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$14,801,367
Average notional value of contracts — short	$26,153,241	(a)
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$165,096,408
Average amounts sold — in USD	$152,534,609
Interest rate swaps:
Average notional value — receives fixed rate	$46,028,180
Total return swaps:
Average notional value	$166,150,754

(a)	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$31,752
Forward foreign currency exchange contracts	4,391,048	3,174,656
Swaps — Centrally cleared	6,210	—
Swaps — OTC(a)	20,123,079	151,969

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$24,520,337	$3,358,377

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(6,210)	(31,752)

Total derivative assets and liabilities subject to an MNA	$24,514,127	$3,326,625

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Received	Cash Collateral Received (b)		Net Amount of Derivative Assets(c),(d)
Barclays Bank PLC	$3,484	$—	$—	$		$3,484
BNP Paribas S.A.	461,835	(461,835)	—			—
Citibank N.A.	517,467	(517,467)	—			—
Credit Suisse International	605,635	(153,334)	—			452,301
Deutsche Bank AG	737,657	(623,637)	—			114,020
Goldman Sachs & Co.	15,280,916	—	—		(14,160,000)	1,120,916
HSBC Bank USA N.A.	395,066	(104,695)	—			290,371
JPMorgan Chase Bank N.A.	1,587,399	(477,921)	—		(410,000)	699,478
Standard Chartered Bank	82,505	—	—			82,505
UBS AG	4,842,163	—	—		(4,398,288)	443,875

	$24,514,127	$(2,338,889)	$—		$(18,968,288)	$3,206,950

22	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2017	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(d),(e)
Bank of America N.A.	$241,128	$—	$—	$—	$241,128
BNP Paribas S.A.	1,081,655	(461,835)	—	—	619,820
Citibank N.A.	644,255	(517,467)	—	—	126,788
Credit Suisse International	153,334	(153,334)	—	—	—
Deutsche Bank AG	623,637	(623,637)	—	—	—
HSBC Bank USA N.A.	104,695	(104,695)	—	—	—
JPMorgan Chase Bank N.A.	477,921	(477,921)	—	—	—

	$3,326,625	$(2,338,889)	$—	$—	$987,736

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparties is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Corporate Bonds	$—	$9,273,889	$—	$9,273,889
Foreign Agency Obligations	—	23,283,681	—	23,283,681
Foreign Government Obligations	—	192,906,978	—	192,906,978
Short-Term Securities	209,172,307	—	—	209,172,307

Total	$209,172,307	$225,464,548	$—	$434,636,855

Derivative Financial Instruments(a)
Assets:
Equity contracts	$167,216	$20,123,079	$—	$20,290,295
Foreign currency exchange contracts	—	4,391,048	—	4,391,048
Liabilities:
Foreign currency exchange contracts	—	(3,174,656)	—	(3,174,656)
Interest rate contracts	—	(510,288)	—	(510,288)

	$167,216	$20,829,183	$—	$20,996,399

(a)	Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended October 31, 2017, there were no transfers between levels.

CONSOLIDATED SCHEDULE OF INVESTMENTS	23

Consolidated Statement of Assets and Liabilities

October 31, 2017

ASSETS
Investments at value — unaffiliated (cost — $224,485,779)	$225,464,548
Investments at value — affiliated (cost — $209,172,307)	209,172,307
Cash pledged:
Futures contracts	671,480
Centrally cleared swaps	568,597
Foreign currency at value (cost — $100,810)	99,835
Receivables:
Interest — unaffiliated	2,646,331
Capital shares sold	824,173
Investments sold	663,640
Dividends — affiliated	122,466
Variation margin on centrally cleared swaps	6,210
Unrealized appreciation on:
OTC swaps	20,123,079
Forward foreign currency exchange contracts	4,391,048
Prepaid expenses	42,883

Total assets	464,796,597

LIABILITIES
Cash received as collateral for OTC derivatives	18,968,288
Bank overdraft	481,929
Payables:
Investments purchased	2,336,613
Capital shares redeemed	333,649
Investment advisory fees	259,645
Variation margin on futures contracts	31,752
Service and distribution fees	15,972
Administration fees	15,664
Officer’s and Trustees’ fees	1,025
Other accrued expenses	62,058
Unrealized depreciation on:
Forward foreign currency exchange contracts	3,174,656
OTC swaps	151,969

Total liabilities	25,833,220

NET ASSETS	$438,963,377

NET ASSETS CONSIST OF
Paid-in capital	$406,186,307
Undistributed net investment income	3,896,968
Accumulated net realized gain	6,914,027
Net unrealized appreciation (depreciation)	21,966,075

NET ASSETS	$438,963,377

NET ASSET VALUE
Institutional — Based on net assets of $385,136,982 and 35,421,364 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.87

Investor A — Based on net assets of $46,427,287 and 4,297,486 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.80

Investor C — Based on net assets of $7,399,108 and 691,704 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.70

See notes to consolidated financial statements.

24	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Operations

Year Ended October 31, 2017

INVESTMENT INCOME
Interest — unaffiliated	$8,565,161
Dividends — affiliated	765,130
Foreign taxes withheld	(25,429)

Total investment income	9,304,862

EXPENSES
Investment advisory	2,309,295
Transfer agent — class specific	247,189
Professional	145,461
Service and distribution — class specific	145,190
Administration	130,860
Accounting services	75,978
Registration	72,963
Custodian	65,839
Administration — class specific	61,581
Printing	53,049
Officer and Trustees	15,581
Miscellaneous	34,084

Total expenses	3,357,070
Less:
Fees waived by the Manager	(285,741)
Administration fees waived — class specific	(61,581)
Transfer agent fees waived and/or reimbursed — class specific	(246,541)

Total expenses after fees waived and/or reimbursed	2,763,207

Net investment income	6,541,655

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(5,263,069)
Futures contracts	550,837
Foreign currency transactions	39,367
Forward foreign currency exchange contracts	(2,393,145)
Capital gain distributions from investment companies — affiliated	349
Swaps	25,595,552

18,529,891

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	2,456,415
Futures contracts	389,755
Forward foreign currency exchange contracts	2,305,313
Foreign currency translations	(5,915)
Swaps	10,901,717

16,047,285

Net realized and unrealized gain	34,577,176

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$41,118,831

See notes to consolidated financial statements.

FINANCIAL STATEMENTS	25

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
	2017	2016

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS
Net investment income	$6,541,655	$1,906,676
Net realized gain (loss)	18,529,891	(4,540,165)
Net change in unrealized appreciation (depreciation)	16,047,285	9,582,458

Net increase in net assets resulting from operations	41,118,831	6,948,969

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(1,586,891)	(656,002)
Investor A	(397,802)	(19,525)
Investor C	(15,325)	—
From net realized gain:
Institutional	(1,690,194)	—
Investor A	(462,291)	—
Investor C	(31,321)	—

Net decrease in net assets resulting from operations	(4,183,824)	(675,527)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	156,753,940	181,949,074

NET ASSETS
Total increase in net assets	193,688,947	188,222,516
Beginning of year	245,274,430	57,051,914

End of year	$438,963,377	$245,274,430

Undistributed net investment income, end of year	$3,896,968	$1,983,124

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

26	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	Institutional
	Year Ended October 31,				Period 05/16/2013 (a) to 10/31/2013
	2017	2016	2015	2014
Net asset value, beginning of period	$9.72	$8.70	$9.84	$9.53	$10.00

Net investment income(b)	0.22	0.17	0.11	0.05	0.05
Net realized and unrealized gain (loss)	1.14	0.95	(1.19)	0.34	(0.52)

Net increase (decrease) from investment operations	1.36	1.12	(1.08)	0.39	(0.47)

Distributions:(c)
From net investment income	(0.10)	(0.10)	(0.06)	(0.08)	—
From net realized gain	(0.11)	—	—	—	—

Total distributions	(0.21)	(0.10)	(0.06)	(0.08)	—

Net asset value, end of period	$10.87	$9.72	$8.70	$9.84	$9.53

Total Return(d)
Based on net asset value	14.49%	13.16%	(10.97)%	4.18%	(4.70	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.03%	1.44%	1.74%	2.01%	1.92	%(g)(h)

Total expenses after fees waived, reimbursed and paid indirectly	0.85%	1.04%	1.40%	1.40%	1.40	%(g)

Net investment income	2.17%	1.88%	1.14%	0.56%	1.08	%(g)

Supplemental Data
Net assets, end of period (000)	$385,137	$205,782	$54,526	$51,671	$48,532

Portfolio turnover rate(i)	140%	22%	34%	37%	12%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended October 31,				Period 05/16/2013 (a) to 10/31/2013
	2017	2016	2015	2014
Investments in underlying funds	0.06%	0.08%	0.11%	0.12%	0.12%

(g)	Annualized.
(h)	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.97%.
(i)	Excludes investments underlying the total return swaps.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	27

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	Investor A
	Year Ended October 31,					Period 05/16/2013 (a) to 10/31/2013
	2017	2016		2015	2014
Net asset value, beginning of period	$9.67	$8.67		$9.81	$9.52	$10.00

Net investment income(b)	0.19	0.16		0.10	0.02	0.04
Net realized and unrealized gain (loss)	1.15	0.93		(1.19)	0.35	(0.52)

Net increase (decrease) from investment operations	1.34	1.09		(1.09)	0.37	(0.48)

Distributions:(c)
From net investment income	(0.10)	(0.09)		(0.05)	(0.08)	—
From net realized gain	(0.11)	—		—	—	—

Total distributions	(0.21)	(0.09)		(0.05)	(0.08)	—

Net asset value, end of period	$10.80	$9.67		$8.67	$9.81	$9.52

Total Return(d)
Based on net asset value	14.25%	12.74%		(11.15)%	3.90%	(4.80	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.37%	1.56	%(g)	2.15%	2.54%	2.63	%(h)(i)

Total expenses after fees waived, reimbursed and paid indirectly	1.10%	1.17%		1.65%	1.65%	1.65	%(h)

Net investment income	1.91%	1.65%		1.02%	0.23%	0.82	%(h)

Supplemental Data
Net assets, end of period (000)	$46,427	$37,058		$1,628	$698	$71

Portfolio turnover rate(j)	140%	22%		34%	37%	12%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended October 31,				Period 05/16/2013 (a) to 10/31/2013
	2017	2016	2015	2014
Investments in underlying funds	0.06%	0.08%	0.11%	0.12%	0.12%

(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(h)	Annualized.
(i)	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.66%.
(j)	Excludes investments underlying the total return swaps.

See notes to consolidated financial statements.

28	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	Investor C
	Year Ended October 31,				Period 05/16/2013 (a) to 10/31/2013
	2017	2016	2015	2014
Net asset value, beginning of period	$9.61	$8.58	$9.73	$9.49	$10.00

Net investment income(b)	0.11	0.08	(0.01)	(0.05)	0.00	(c)
Net realized and unrealized gain (loss)	1.14	0.95	(1.14)	0.34	(0.51)

Net increase (decrease) from investment operations	1.25	1.03	(1.15)	0.29	(0.51)

Distributions:(d)
From net investment income	(0.05)	—	—	(0.05)	—
From net realized gain	(0.11)	—	—	—	—

Total distributions	(0.16)	—	—	(0.05)	—

Net asset value, end of period	$10.70	$9.61	$8.58	$9.73	$9.49

Total Return(e)
Based on net asset value	13.39%	12.01%	(11.82)%	3.14%	(5.10	)%(f)

Ratios to Average Net Assets(g)
Total expenses	2.11%	2.61%	2.91%	3.25%	3.43	%(h)(i)

Total expenses after fees waived, reimbursed and paid indirectly	1.85%	2.10%	2.40%	2.40%	2.40	%(h)

Net investment income (loss)	1.18%	0.88%	(0.10)%	(0.57)%	0.06	%(h)

Supplemental Data
Net assets, end of period (000)	$7,399	$2,435	$898	$2,290	$71

Portfolio turnover rate(j)	140%	22%	34%	37%	12%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended October 31,				Period 05/16/2013 (a) to 10/31/2013
	2017	2016	2015	2014
Investments in underlying funds	0.06%	0.08%	0.11%	0.12%	0.12%

(h)	Annualized.
(i)	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.47%.
(j)	Excludes investments underlying the total return swaps.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	29

Notes to Consolidated Financial Statements

1.	ORGANIZATION:

BlackRock FundSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Total Emerging Markets Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified under the 1940 Act (the Fund’s classification changed from non-diversified to diversified during the reporting period).

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of BlackRock Cayman Emerging Market Allocation Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $12,417, which is 0.0% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

30	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

Through May 31, 2016, the Fund had an arrangement with its custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Fund no longer earns credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	31

Notes to Consolidated Financial Statements  (continued)

used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market — corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS:

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

5.	DERIVATIVE FINANCIAL INSTRUMENTS:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

32	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•	Total return swaps — Total return swaps are entered into to obtain exposure to a portfolio of long and short securities without owning such securities.

Under the terms of a contract, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	33

Notes to Consolidated Financial Statements  (continued)

posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets as follows:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion — $3 Billion	0.71
$3 Billion — $5 Billion	0.68
$5 Billion — $10 Billion	0.65
Greater than $10 Billion	0.64

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

With respect to the Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited, BlackRock Asset Management North Asia Limited and BlackRock (Singapore) Limited (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays the Sub-Advisers, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C
Service Fee	0.25%	0.25%
Distribution Fee	—	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended October 31, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Total
$94,002	$51,188	$145,190

34	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Consolidated Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Consolidated Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended October 31, 2017, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Total
$53,001	$7,552	$1,028	$61,581

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended October 31, 2017, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Total
$759	$533	$158	$1,450

For the year ended October 31, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Total
$183,169	$56,019	$8,001	$247,189

Other Fees: For the year ended October 31, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $7,959.

For the year ended October 31, 2017, affiliates received CDSCs as follows:

Investor A	$1,682
Investor C	$1,378

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived by the Manager in the Consolidated Statement of Operations. For the year ended October 31, 2017, the Manager waived $77,675.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through February 28, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended October 31, 2017, there were no fees waived by the Manager.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation
Institutional	0.85%
Investor A	1.10
Investor C	1.85

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	35

Notes to Consolidated Financial Statements  (continued)

The Manager has agreed not to reduce or discontinue these contractual expense limitations through February 28, 2018, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended October 31, 2017, the Manager waived $208,066, which is included in fees waived by the Manager in the Consolidated Statement of Operations.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, and shown as administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Consolidated Statement of Operations.

For the year ended October 31, 2017, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Total
Administration Fees Waived — Class Specific	$53,001	$7,552	$1,028	$61,581
Transfer Agent Fees Waived and/or Reimbursed — Class Specific	$183,157	$55,631	$7,753	$246,541

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On October 31, 2017, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring October 31,
	2018	2019
Fund Level	$210,256	$208,066
Institutional	28,971	236,158
Investor A	5,571	63,183
Investor C	1,577	8,781

	$246,375	$516,188

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on October 31, 2017:

Fund Level	$133,450
Institutional	16,945
Investor A	2,541
Investor C	3,337

$156,273

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended October 31, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Consolidated Statement of Operations.

36	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended October 31, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$1,779,175	$—	$—

7.	PURCHASES AND SALES:

For the year ended October 31, 2017, purchases and sales of investments, excluding short-term securities, were $340,371,985 and $265,119,150, respectively.

8.	INCOME TAX INFORMATION:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended October 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, the use of equalization, and foreign currency transactions were reclassified to the following accounts:

Paid-in capital	$3,449,551
Undistributed net investment income	$(2,627,793)
Accumulated net realized gain	$(821,758)

The tax character of distributions paid was as follows:

	10/31/17	10/31/16
Ordinary income	$4,183,824	$675,527
Long-term capital gains(a)	3,449,551	—

	$7,633,375	$675,527

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of period end, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$14,185,717
Undistributed long-term capital gains	$4,447,032
Net unrealized gains(a)	14,144,321

$32,777,070

(a)	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and straddles and the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts.

As of period end, gross unrealized appreciation and gross unrealized depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:

Tax cost	$434,262,943

Gross unrealized appreciation	$27,459,881
Gross unrealized depreciation	(13,110,524)

Net unrealized appreciation (depreciation)	$14,349,357

9.	BANK BORROWINGS:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	37

Notes to Consolidated Financial Statements  (continued)

at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended October 31, 2017, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS:

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

38	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for each class were as follows:

	Year Ended October 31,
	2017		2016
	Shares	Amount	Shares	Amount
Institutional
Shares sold	34,384,120	$343,135,931	17,601,762	$170,230,928
Shares issued in reinvestment of distributions	341,953	3,104,930	11,611	94,865
Shares redeemed	(20,481,057)	(199,558,593)	(2,702,991)	(25,346,455)

Net increase	14,245,016	$146,682,268	14,910,382	$144,979,338

Investor A
Shares sold	4,629,022	$45,519,101	3,955,756	$38,383,771
Shares issued in reinvestment of distributions	94,382	854,159	2,369	19,304
Shares redeemed	(4,257,654)	(40,571,927)	(314,279)	(2,904,739)

Net increase	465,750	$5,801,333	3,643,846	$35,498,336

Investor C
Shares sold	558,242	$5,485,247	216,450	$2,053,600
Shares issued in reinvestment of distributions	5,171	46,646	—	—
Shares redeemed	(125,171)	(1,261,554)	(67,612)	(582,200)

Net increase	438,242	$4,270,339	148,838	$1,471,400

Total Net Increase	15,149,008	$156,753,940	18,703,066	$181,949,074

12.	SUBSEQUENT EVENTS:

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	39

Report of Independent Registered Public Accounting Firm

To the Shareholders of

BlackRock Total Emerging Markets Fund and Board of Trustees of BlackRock FundsSM:

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Total Emerging Markets Fund and Subsidiary (the “Fund”), including the consolidated schedule of investments, as of October 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of BlackRock Total Emerging Markets Fund and Subsidiary as of October 31, 2017, the consolidated results of their operations for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2017

Important Tax Information  (Unaudited)

During the fiscal year ended October 31, 2017, the following information is provided with respect to the ordinary income distributions paid by the Fund:

100% of the short-term capital gains paid by the Fund is eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

40	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 20, 2017 (the “April Meeting”) and May 24-25, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Total Emerging Markets Fund (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock Asset Management North Asia Limited (“BAMNA”) with respect to the Fund (the “BAMNA Sub-Advisory Agreement”), the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL”) with respect to the Fund (the “BIL Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and BlackRock (Singapore) Limited (“BRS,” and together with BAMNA and BIL, the “Sub-Advisors”) with respect to the Fund (the “BRS Sub-Advisory Agreement,” and together with the BAMNA Sub-Advisory Agreement and the BIL Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Broadridge(a) and certain performance metrics; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; and (g) sales and redemption data regarding the Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

(a) Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	41

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to the Fund and each of the Sub-Advisory Agreements between the Manager and the pertinent Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2018. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Broadridge category and certain performance metrics. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-year, three-year and since-inception periods reported, the Fund ranked in the first quartile against its Broadridge Performance Universe.

In light of the Fund’s outcome oriented objective, BlackRock believes that other performance metrics may be more appropriate than the Broadridge Performance Universe, and the Board was provided with a comparison of Fund performance relative to certain of these other metrics. Under these other metrics, for the one- and three-year periods the Fund outperformed its benchmark return, but for the since-inception period the Fund underperformed its benchmark return. For the one-year, three-year and since-inception periods, the Fund outperformed its competitor sampling. The return metrics are designed to be based on a time horizon of five years and greater, but in this case are being viewed over a shorter time horizon. The overall risk of the Fund as measured by the standard deviation of returns was above its upper threshold for the one-year, three-year and since-inception periods. The Fund’s Sharpe Ratio was above its benchmark Sharpe Ratio for the one- and three-year periods, but it was below its benchmark Sharpe Ratio for the since-inception period. The Fund’s Sharpe Ratio was below the competitor sampling for the one-year period, but it was above for the three-year and since-inception periods.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into

42	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on October 1, 2016. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This contractual expense cap reduction was implemented on June 15, 2016.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to the Fund, the BAMNA Sub-Advisory Agreement between the Manager and BAMNA with respect to the Fund, the BIL Sub-Advisory Agreement between the Manager and BIL with respect to the Fund and the BRS Sub-Advisory Agreement between the Manager and BRS with respect to the Fund, each for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	43

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

44	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name (b) Year of Birth	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Rodney D. Johnson 1941	Chair of the Board and Trustee (Since 2007)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	26 RICs consisting of 144 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016; Trustee, Financial Accounting Foundation since 2017.	26 RICs consisting of 144 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 144 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 144 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	26 RICs consisting of 144 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	26 RICs consisting of 144 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 144 Portfolios	None
Mark Stalnecker 1951	Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 144 Portfolios	None
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	26 RICs consisting of 144 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 144 Portfolios	None
Frederick W. Winter 1945	Trustee (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 144 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	45

Trustee and Officer Information  (continued)

Interested Trustees (d)

Name (b) Year of Birth	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Barbara G. Novick 1960	Trustee (Since 2015)	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) Trustee; President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b)   Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)   Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d)   Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Ms. Novick is a board member of the BlackRock Closed-End Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

46	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name (b) Year of Birth	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer (Since 2015)	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser and Administrator	Transfer Agent
BlackRock Advisors, LLC	BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809	Wilmington, DE 19809

Accounting Agent and Custodian	Independent Registered Public Accounting Firm
State Street Bank and Trust Company	Deloitte & Touche LLP
Boston, MA 02111	Boston, MA 02116

Sub-Advisers	Distributor
BlackRock International Limited	BlackRock Investments, LLC
Edinburgh, EH3 8BL	New York, NY 10022
United Kingdom

BlackRock Asset Management North Asia Limited	Legal Counsel
Hong Kong, China	Sidley Austin LLP
New York, NY 10019

BlackRock (Singapore) Limited	Address of the Trust
079912 Singapore	100 Bellevue Parkway
Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	47

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

48	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	49

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
GDR	Global Depositary Receipt
HIBOR	Hong Kong Interbank Offered Rate
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JIBAR	Johannesburg Interbank Agreed Rate
JPY	Japanese Yen
KLIBOR	Kuala Lumpur Interbank Offered Rate
KRW	South Korean Won
LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
NOK	Norwegian Krone
NVDR	Non-Voting Depository Receipts
NZD	New Zealand Dollar
OTC	Over-the-Counter
PCL	Public Company Limited
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	U.S. Dollar
WIBOR	Warsaw Interbank Offered Rate
ZAR	South African Rand

50	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMAP-10/17-AR

Item 2 –  Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s (“Investment Adviser” or “BlackRock”) General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –  Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –  Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Total Emerging Markets Fund	$76,053	$66,122	$0	$0	$20,600	$20,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

            The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

            Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Total Emerging Markets Fund	$20,600	$20,000

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –  Audit Committee of Listed Registrants – Not Applicable

Item 6 –  Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –  Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not  Applicable to the registrant.

Item 13 –  Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

  Date: January 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

  Date: January 5, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

  Date: January 5, 2018